MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to
5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

                        30-YEAR BOND YIELDS 1994 - 2000

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.40%                        6.34%                              85.17%
            5.40                         6.24                               86.54
            5.80                         6.66                               87.09
            6.40                         7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.50                         7.61                               85.41
            6.25                         7.39                               84.57
            6.30                         7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.80
            7.00                         8.00                               87.50
            6.75                         7.88                               85.66
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93


Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.


PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter California Quality Municipal Securities (IQC) increased from $12.89 to $13.96 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.77 per share, the Trust's total NAV return was 15.25 percent. IQC's value on the New York Stock Exchange (NYSE) decreased from $12.1875 to $12.0625 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQC's total market return was
5.32 percent. As of October 31, 2000, IQC's share price was at a 13.59 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was decreased from $0.065 to $0.0575 per share. The new dividend reflects current earnings and the Trust's level of undistributed net investment income which was $0.066 per share on October 31, 2000, versus $0.119 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 42 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of portfolio sensitivity to interest rates, was 8.2 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit quality, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.05 per share to common share earnings. The Trust's ARPS series totaling $55 million represented 27 percent of net assets. The yield on the IQC's three weekly ARPS series ranged between 2.00 and 5.80 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 363,000 shares of common stock at a weighted average market discount of 7.60 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

[LARGEST SECTORS PIE CHART]

(% of Net Assets)
Water & Sewer                   25%
Education                       13%
Public Facilities               12%
Hospital                        10%
Tax Allocation                   9%
Transportation                   9%
Electric                         8%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

[CREDIT RATINGS PIE CHART]

Aaa or AAA                                48%
Aa or AA                                  36%
A or A                                    13%
Ba or BB                                   3%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                            DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

[DISTRIBUTION BY MATURITY TABLE]

                                                            WEIGHTED AVERAGE
                                                           MATURITY: 19 YEARS

Under 1 Year                         0.9%
1-5 Years                            0.0%
5-10 Years                           4.0%
10-20 Years                         53.1%
20-30 Years                         37.2%
30+ Years                            3.3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

[CALL AND COST BOOK YIELD BAR GRAPH]

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2000

                                                           WEIGHTED AVERAGE
                                                       CALL PROTECTION: 4 YEARS

                                 BONDS CALLABLE

YEARS BONDS CALLABLE
2000                                           0%
2001                                           0%
2002                                           6%
2003                                          60%
2004                                          17%
2005                                           0%
2006                                           1%
2007                                           3%
2008                                           4%
2009                                           1%
2010+                                          8%



                                                           WEIGHTED AVERAGE
                                                           BOOK YIELD: 5.5%

                               COST (BOOK) YIELD*

2000                                        0.0%
2001                                        0.0%
2002                                        5.2%
2003                                        5.6%
2004                                        5.4%
2005                                        0.0%
2006                                        5.7%
2007                                        5.4%
2008                                        5.2%
2009                                        5.0%
2010+                                       5.6%



* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.2% ON 6% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 22, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For.........................................................   8,969,996
Withheld....................................................     216,367

Michael E. Nugent
For.........................................................   8,969,992
Withheld....................................................     216,371

Philip J. Purcell
For.........................................................   8,969,898
Withheld....................................................     216,465

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder. Additionally, James F. Higgins was elected as a Trustee of the Trust by the Board of Trustees effective July 25, 2000.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.7%)
            General Obligation (2.6%)
            California,
$  1,375     Dtd 04/01/93...............................................  5.90 %   04/01/23   $  1,402,596
   4,000     Dtd 09/01/00 (FGIC)........................................  5.25     09/01/30      3,888,160
--------                                                                                      ------------
   5,375                                                                                         5,290,756
--------                                                                                      ------------

            Educational Facilities Revenue (12.5%)
            California Educational Facilities Authority,
   5,000     Carnegie Institute of Washington 1993 Ser A................  5.60     10/01/23      5,044,550
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........  5.30     10/01/23      1,459,200
   2,500     Pepperdine University 1993 Ser A (MBIA)....................  5.50     06/01/19      2,523,025
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................  5.50     06/01/14      8,194,560
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.50     11/01/14      5,074,100
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.60     11/01/20      3,009,840
--------                                                                                      ------------
  25,000                                                                                        25,305,275
--------                                                                                      ------------

            Electric Revenue (8.2%)
            Los Angeles Department of Water & Power,
   3,000     Issue of 1992..............................................  6.375    02/01/20      3,118,140
   4,000     Issue of 1993 (Secondary Ambac)............................  5.375    09/01/23      3,971,080
   5,000    Northern California Transmission Agency, California Oregon
             Transmission Refg Ser 1993 A (MBIA)........................  5.25     05/01/20      4,939,900
   5,000    Southern California Public Power Authority, Mead - Phoenix
             1994 Ser A (Ambac).........................................  4.875    07/01/20      4,621,250
--------                                                                                      ------------
  17,000                                                                                        16,650,370
--------                                                                                      ------------

            Hospital Revenue (9.5%)
   3,000    Alameda County, Alameda County Medical Center Ser 1998
             (MBIA).....................................................  5.00     06/01/23      2,844,360
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (Ambac)....................................................  5.00     05/15/13      4,065,640
            California Health Facilities Financing Authority,
   3,000     Cedars-Sinai Medical Center Ser 1997 A (MBIA)..............  5.25     08/01/27      2,896,950
   5,000     Kaiser Permanente Ser 1985.................................  5.55     08/15/25      4,732,050
   2,000    California Statewide Communities Development Authority,
             Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....  6.00     06/01/13      2,246,800
   2,500    Central California Joint Powers Health Financing Authority,
             Community Hospitals of Central California Ser 2000 COPs....  6.00     02/01/30      2,472,525
--------                                                                                      ------------
  19,500                                                                                        19,258,325
--------                                                                                      ------------

            Industrial Development/Pollution Control Revenue (2.5%)
   5,000    California Pollution Control Financing Authority, Pacific
--------     Gas & Electric Co
             1993 Ser B (AMT)...........................................  5.85 %   12/01/23      5,072,650
                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (4.2%)
$  8,305    California Housing Finance Agency, Home 1993 Ser B..........  5.65     08/01/14   $  8,494,686
--------                                                                                      ------------

            Public Facilities Revenue (11.9%)
   7,000    California Public Works Board, Corrections 1993 Ser D.......  5.375    06/01/12      7,163,520
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (Ambac)...............  5.00     11/01/19      3,880,680
   5,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................  5.125    08/15/13      5,062,000
   5,000    Los Angeles County Public Works Financing Authority, Proj IV
             (MBIA).....................................................  5.25     12/01/16      5,033,000
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........  5.50     01/01/13      3,029,280
--------                                                                                      ------------
  24,000                                                                                        24,168,480
--------                                                                                      ------------

            Recreational Facilities Revenue (0.9%)
   2,000    California Statewide Communities Development Authority, The
--------     J Paul Getty Trust COPs....................................  5.00     10/01/23      1,897,960
                                                                                              ------------

            Tax Allocation Revenue (8.6%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................  5.875    10/01/23      6,839,635
   7,000    Rosemead Redevelopment Agency, Proj # 1 Ser 1993 A..........  5.60     10/01/33      6,741,350
   4,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................  5.00     08/01/20      3,839,640
--------                                                                                      ------------
  17,870                                                                                        17,420,625
--------                                                                                      ------------

            Transportation Facilities Revenue (8.6%)
   2,000    Alameda Corridor Transportation Authority, Sr Lien Ser 1999
             A (MBIA)...................................................  5.25     10/01/21      1,974,920
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................  5.00     05/15/10      5,045,600
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........  5.375    11/01/19      1,959,220
   7,000    Los Angeles, County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993-A (MBIA)...........................  5.625    07/01/18      7,124,180
   1,500    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (Ambac)...............................................  4.75     07/01/23      1,346,190
--------                                                                                      ------------
  17,500                                                                                        17,450,110
--------                                                                                      ------------

            Water & Sewer Revenue (24.7%)
   8,000    California Department of Water Resources, Central Valley Ser
             L..........................................................  5.50     12/01/23      8,025,680
   5,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....  5.25     07/01/23      4,902,250
   5,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............  5.20     11/01/21      4,887,600
   5,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................  5.25     10/01/19      4,929,050
   3,000    Marin County Municipal Water District, Ser 1993.............  5.65     07/01/23      3,030,330

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Metropolitan Water District of Southern California,
$  5,000     Issue of 1992..............................................  5.50 %   07/01/13   $  5,109,300
   3,000     Waterworks Ser C...........................................  5.25     07/01/15      3,051,570
   6,000    Moulton-Niguel Water District, 1993 COPs (Ambac)............  5.30     09/01/23      5,921,340
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (Ambac)....................................................  5.00     08/15/14      2,506,050
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....  5.25     05/15/20      7,894,000
--------                                                                                      ------------
  50,500                                                                                        50,257,170
--------                                                                                      ------------

            Refunded (3.5%)
   4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993 (ETM).............................................  5.00     12/01/16      4,012,280
   3,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
             (ETM)......................................................  5.50     10/01/32      3,003,270
--------                                                                                      ------------
   7,000                                                                                         7,015,550
--------                                                                                      ------------
 199,050    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Cost $196,129,297)................    198,281,957
--------                                                                                      ------------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.8%)
   1,700    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
--------     (Demand 11/01/00) (Cost $1,700,000)........................  4.50*    10/01/22      1,700,000
                                                                                              ------------

$200,750    TOTAL INVESTMENTS (Cost $197,829,297) (a)............................     98.5%    199,981,957
========

            OTHER ASSETS IN EXCESS OF LIABILITIES..................................     1.5      3,114,788
                                                                                       ----   ------------

            NET ASSETS............................................................   100.0%   $203,096,745
                                                                                     ======   ============


---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $3,399,422 and
            the aggregate gross unrealized depreciation is $1,246,762, resulting in net unrealized appreciation of $2,152,660.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - a wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
ASSETS:
Investments in securities, at value
 (cost $197,829,297)........................................  $199,981,957
Cash........................................................        26,053
Interest receivable.........................................     3,324,032
Prepaid expenses and other assets...........................        19,089
                                                              ------------

    TOTAL ASSETS............................................   203,351,131
                                                              ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............        86,054
    Investment management fee...............................        62,286
Accrued expenses and other payables.........................       106,046
                                                              ------------

    TOTAL LIABILITIES.......................................       254,386
                                                              ------------

    NET ASSETS..............................................  $203,096,745
                                                              ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,100
 shares outstanding)........................................  $ 55,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 10,610,913 shares
 outstanding)...............................................   152,743,069
Net unrealized appreciation.................................     2,152,660
Accumulated undistributed net investment income.............       696,677
Accumulated net realized loss...............................    (7,495,661)
                                                              ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............   148,096,745
                                                              ------------

    TOTAL NET ASSETS........................................  $203,096,745
                                                              ============

NET ASSET VALUE PER COMMON SHARE
 ($148,096,745 divided by 10,610,913 common shares
 outstanding)...............................................        $13.96
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 2000
NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $10,919,714
                                                              -----------
EXPENSES
Investment management fee...................................      695,491
Auction commission fees.....................................      159,217
Professional fees...........................................      101,701
Shareholder reports and notices.............................       34,798
Transfer agent fees and expenses............................       27,847
Auction agent fees..........................................       26,475
Registration fees...........................................       24,683
Trustees' fees and expenses.................................       14,837
Custodian fees..............................................       11,005
Other.......................................................       21,829
                                                              -----------

    TOTAL EXPENSES..........................................    1,117,883

Less: expense offset........................................      (10,983)
                                                              -----------

    NET EXPENSES............................................    1,106,900
                                                              -----------

    NET INVESTMENT INCOME...................................    9,812,814
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................     (177,742)
Net change in unrealized depreciation.......................   11,830,021
                                                              -----------

    NET GAIN................................................   11,652,279
                                                              -----------

NET INCREASE................................................  $21,465,093
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE YEAR       FOR THE YEAR
                                                       ENDED              ENDED
                                                   OCTOBER 31, 2000   OCTOBER 31, 1999
--------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................    $  9,812,814       $  9,968,405
Net realized gain (loss).........................        (177,742)           118,579
Net change in unrealized depreciation............      11,830,021        (19,564,913)
                                                     ------------       ------------

    NET INCREASE (DECREASE)......................      21,465,093         (9,477,929)
                                                     ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred........................................      (2,101,017)        (1,863,338)
Common...........................................      (8,315,971)        (8,306,745)
                                                     ------------       ------------

    TOTAL DIVIDENDS..............................     (10,416,988)       (10,170,083)
                                                     ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.............................      (4,412,532)          (841,902)
                                                     ------------       ------------

    NET INCREASE (DECREASE)......................       6,635,573        (20,489,914)

NET ASSETS:
Beginning of period..............................     196,461,172        216,951,086
                                                     ------------       ------------

    END OF PERIOD
    (Including undistributed net investment
    income of $696,677 and $1,300,851,
     respectively)...............................    $203,096,745       $196,461,172
                                                     ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $9,300,195 and $14,680,340, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,369. At October 31, 2000, the Trust had an accrued pension liability of $38,484 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET        RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   ----------   -----   --------  ----------------
1         260      $13,000     4.13%   11/07/00    3.00% - 4.15%
2         240       12,000     3.84    11/02/00    3.00  - 4.40
3         600       30,000     4.13    11/07/00    2.00  - 5.80

---------------------
 *  As of October 31, 2000.
** For the year ended October 31, 2000.

Subsequent to October 31, 2000 and up through December 4, 2000, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.75% to 4.13% in the aggregate amount of $190,544.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, October 31, 1998...................................  11,041,813   $110,418   $157,887,085
Treasury shares purchased and retired (weighted average
 discount 6.19%)*...........................................     (67,900)      (679)      (841,223)
                                                              ----------   --------   ------------
Balance, October 31, 1999...................................  10,973,913    109,739    157,045,862
Treasury shares purchased and retired (weighted average
 discount 7.60%)*...........................................    (363,000)    (3,630)    (4,408,902)
                                                              ----------   --------   ------------
Balance, October 31, 2000...................................  10,610,913   $106,109   $152,636,960
                                                              ==========   ========   ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Trust had a net capital loss carryover of approximately $7,496,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

       AMOUNT IN THOUSANDS
----------------------------------
 2002    2003   2004   2005   2006
------  ------  ----  ------  ----
$5,005  $1,012  $113  $1,188  $178
======  ======  ====  ======  ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.0575   November 3, 2000  November 17, 2000
 $0.0575   December 8, 2000  December 22, 2000

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value beginning of period.........................   $ 12.89    $ 14.67    $ 13.90    $ 13.08     $12.70
                                                               -------    -------    -------    -------     ------

Income (loss) from investment operations:
 Net investment income......................................      0.91       0.90       0.91       0.91       0.89
 Net realized and unrealized gain (loss)....................      1.09      (1.77)      0.74       0.74       0.26
                                                               -------    -------    -------    -------     ------

Total income (loss) from investment operations..............      2.00      (0.87)      1.65       1.65       1.15
                                                               -------    -------    -------    -------     ------

Less dividends from:
 Net investment income......................................     (0.77)     (0.75)     (0.72)     (0.69)     (0.69)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................     (0.19)     (0.17)     (0.17)     (0.17)     (0.16)
                                                               -------    -------    -------    -------     ------

Total dividends.............................................     (0.96)     (0.92)     (0.89)     (0.86)     (0.85)
                                                               -------    -------    -------    -------     ------

Anti-dilutive effect of acquiring treasury shares...........      0.03       0.01       0.01       0.03       0.08
                                                               -------    -------    -------    -------     ------

Net asset value, end of period..............................   $ 13.96    $ 12.89    $ 14.67    $ 13.90     $13.08
                                                               =======    =======    =======    =======     ======

Market value, end of period.................................   $12.063    $12.188    $14.188    $12.688     $11.25
                                                               =======    =======    =======    =======     ======

TOTAL RETURN+...............................................      5.32%     (9.28)%    18.01%     19.60%     10.13%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................      0.78%(1)   0.76%(1)   0.74%(1)   0.76%     0.78%(1)

Net investment income before preferred stock dividends......      6.84%      6.35%      6.32%      6.82%      7.02%

Preferred stock dividends...................................      1.47%      1.19%      1.21%      1.26%      1.26%

Net investment income available to common shareholders......      5.37%      5.16%      5.11%      5.56%      5.76%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $203,097   $196,461   $216,951   $209,990   $204,531

Asset coverage on preferred shares at end of period.........       369%       357%       394%       382%       372%

Portfolio turnover rate.....................................         5%         3%         4%         6%        --

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Quality Municipal Securities as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000
      --------------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 2000, all of the Trust's
         dividends from net investment income received by both common and preferred shareholder classes were exempt interest
         dividends, excludable from gross income for Federal income tax purposes.
      --------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES

Annual Report
October 31, 2000